UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2005

Collegiate Funding Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50846	04-3649118
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia		22408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(540) 374-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective July 15, 2005, Richard J. Sterne voluntarily resigned from the board of directors of Collegiate Funding Services, Inc. Mr. Sterne was a member of the audit committee. In addition, Donald B. Marron voluntarily resigned from the nominating and governance committee, also effective July 15, 2005.

(d) Effective July 15, 2005, the board of directors has appointed Peter J. Powers, to the board of directors of the company. Mr. Powers will serve on the audit, compensation and nominating and governance committees. Mr. Powers is founder of Power Global Strategies, LLC, a company that provides strategic planning and consulting services to both domestic and foreign companies and institutions. Prior to founding Power Global Strategies in 1998, Mr. Powers served as First Deputy Mayor of the City of New York under former New York Mayor Rudolph Giuliani. Mr. Powers has more than 25 years experience as an attorney, certified public accountant and consultant, advising publicly and privately held corporations. He currently serves on the board of directors of NDS Group Plc. and has previously served on the boards of Fox Entertainment Group and International Steel Group Inc. There are no arrangements or understandings between Mr. Powers and any other persons pursuant to which Mr. Powers was selected as a director. There have been no transactions since the beginning of the company’s fiscal year, or any proposed transactions, to which the company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Powers, or any member of his immediate family, has or will have a direct or indirect material interest.

As a result of these changes, fully independent directors now make up the majority of the board of directors. In addition, fully independent directors now make up all board committees, thus bringing the company into compliance with the rules of the Nasdaq National Market within the allotted time period from the company’s initial public offering.

A copy of the company’s press release announcing the changes in board and committee composition, which was issued on July 15, 2005, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Funding Services, Inc.

July 15, 2005	By:	/s/ J. Barry Morrow

Name: J. Barry Morrow
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 15, 2005